UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2021

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 17, 2021, Agree Realty Corporation (the “Company”), as the sole general partner of Agree Limited Partnership (the “Operating Partnership”), amended and restated the agreement of limited partnership of the Operating Partnership (as amended and restated, the “Second Amended and Restated Partnership Agreement”) to, among other things, provide for the issuance of 7,000 4.250% Series A Cumulative Redeemable Preferred Units (liquidation preference $25,000.00 per unit) (the “Series A Preferred Units”). The Second Amended and Restated Partnership Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The Series A Preferred Units have economic terms that generally mirror the terms of the 4.250% Series A Cumulative Redeemable Preferred Stock of the Company, par value $0.0001 per share (the “Series A Preferred Stock”). The issuance of the Series A Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

This description of the material terms of the Second Amended and Restated Partnership Agreement is qualified in its entirety by reference to the Second Amended and Restated Partnership Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 3.03.	Material Modification to Rights of Security Holders.

On September 17, 2021, the Company closed its underwritten public offering of depositary shares (the “Depositary Shares”), each representing 1/1,000th of a share of Series A Preferred Stock, which resulted in net proceeds to the Company of approximately $170.3 million, after deducting the underwriting discounts and commissions and the estimated offering expenses payable by the Company. At the closing, the Company issued 7,000 shares of Series A Preferred Stock and 7,000,000 Depositary Shares. The offering was conducted pursuant to an Underwriting Agreement, dated September 8, 2021, by and among the Company, the Operating Partnership and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Raymond James & Associates, Inc., as representatives of the several underwriters named on Schedule I therein. The Company issued the Depositary Shares pursuant to the Company’s registration statement on Form S-3 (File No. 333-238729) which became effective upon filing with the Securities and Exchange Commission (“SEC”) on May 27, 2020, as amended by post-effective amendment no. 1 filed with the SEC on August 12, 2020 and post-effective amendment no. 2 filed with the SEC on May 5, 2021. The Company has contributed the net proceeds from the sale of the Depositary Shares described in this Item 3.03 to the Operating Partnership in exchange for 7,000 Series A Preferred Units corresponding to the number of shares of Series A Preferred Stock underlying the Depositary Shares.

The terms of the Series A Preferred Stock are set forth in the Articles Supplementary (the “Articles Supplementary”) to the Company’s Articles of Incorporation, as amended and supplemented, establishing and fixing the rights and preferences of the Series A Preferred Stock, which are incorporated by reference into this Item 3.03 and which are filed as Exhibit 3.1 to this Current Report on Form 8-K. The description of the Series A Preferred Stock set forth in Item 3.03 of the Company’s Current Report on Form 8-K filed on September 13, 2021 is incorporated by reference into this Item 3.03 and is qualified in its entirety by reference to the Articles Supplementary.

A summary of the material terms of the Depositary Shares is set forth under the caption “Description of the Series A Preferred Shares and the Depositary Shares” in the Company’s prospectus supplement, dated September 8, 2021 and filed with the SEC on September 9, 2021 (the “Prospectus Supplement”). The terms of the Depositary Shares are set forth in the Master Deposit Agreement, dated September 17, 2021, by and among the Company, Computershare Inc. and Computershare Trust Company, N.A., as depositary, and the holders from time to time of the depositary receipts described therein relating to shares of preferred stock of the Company (the “Deposit Agreement”). The summary of the Depositary Shares in the Prospectus Supplement is qualified in its entirety by reference to (i) the Deposit Agreement, which is incorporated by reference into this Item 3.03 and which is filed as Exhibit 4.1 to this Current Report on Form 8-K and (ii) the specimen receipt evidencing the Depositary Shares, which is incorporated by reference into this Item 3.03 and which is filed as Exhibit 4.2 to this Current Report on Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit	Description

3.1	Articles Supplementary of the Company establishing and fixing the rights and preferences of the 4.250% Series A Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on September 13, 2021).
4.1	Master Deposit Agreement by and among the Company, Computershare Inc. and Computershare Trust Company, N.A., as depositary, and the holders from time to time of the depositary receipts described therein relating to shares of preferred stock of the Company, dated as of September 17, 2021 (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8-A filed on September 17, 2021).
4.2	Specimen receipt evidencing the Depositary Shares, each representing 1/1000th of a share of 4.250% Series A Cumulative Redeemable Preferred Stock (included in Exhibit 4.1 hereto).
5.1*	Opinion of Ballard Spahr LLP regarding the validity of the shares of Series A Preferred Stock to be issued and certain other legal matters relating to Maryland law.
5.2*	Opinion of Honigman LLP regarding the validity of the issued Depositary Shares.
8.1*	Opinion of Honigman LLP regarding certain material tax issues relating to the Company.
10.1*	Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of September 17, 2021.
23.1*	Consent of Ballard Spahr LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).
23.2*	Consent of Honigman LLP to the filing of Exhibit 5.2 herewith (included in Exhibit 5.2).
23.3*	Consent of Honigman LLP to the filing of Exhibit 8.1 herewith (included in Exhibit 8.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Date: September 17, 2021	By:	/s/ Peter Coughenour
Name: Peter Coughenour
Title: Interim Chief Financial Officer